Exhibit 99.1

Sept 6, 2018 | GARRETT INVESTOR CONFERENCE – NYSE: GTX New York City

Disclosure ADDITIONAL INFORMATION For additional information with respect to Garrett and the proposed spin-off, please refer to the Form 10 Registration Statement, as it may be further amended, on file with the Securities and Exchange Commission. The spin-off is subject to customary conditions, including final approval by Honeywell’s board of directors. The financial information included in this document may not necessarily reflect Garrett’s financial position, results of operations, and cash flows in the future or what Garrett’s financial position, results of operations, and cash flows would have been had Garrett been an independent, publicly traded company during the periods presented. This communication shall not constitute an offer of any securities for sale, nor shall there be any offer, sale or distribution of securities in any jurisdiction in which such offer, sale or distribution would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. FORWARD LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to those described in our Registration Statement on Form 10 under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by our forward-looking statements. NON-GAAP FINANCIAL MEASURES This presentation includes Consolidated EBITDA, Consolidated EBITDA Margin, Adjusted EBITDA and Adjusted EBITDA Margin figures that are not compliant with generally accepted accounting principles in the United States (“GAAP”). The Non-GAAP financial measures provided herein are consolidated for certain items as presented in the Non-GAAP Reconciliations and may not be directly comparable to similar measures used by other companies in our industry, as other companies may define such measures differently. Consolidated EBITDA is defined in accordance with our proposed Credit Agreement and differs from EBITDA as presented herein. Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends. In addition, Consolidated EBITDA is used as part of our calculations with respect to compliance with certain debt covenants included in our proposed credit agreement. Garrett believes that Consolidated EBITDA, Consolidated EBITDA Margin, Adjusted EBITDA and Adjusted EBITDA Margin are important indicators of operating performance because they exclude the effects of income taxes and certain other expenses, as well as the effects of financing and investing activities by eliminating the effects of interest and depreciation expenses and therefore more closely measures our operational performance. These metrics should be considered in addition to, and not as replacements for, the most comparable GAAP measure. Refer to the Appendix attached to this presentation for reconciliations of Non-GAAP financial measures to the most directly comparable GAAP measures. For additional information with respect to our Unaudited Combined Financial Statements, see our Form 10. Brands and logos contained herein are trademarks of their respective owners Copyrights © 2018 Garrett Motion Inc.

Investor conference agenda

Garrett
ADVANCING MOTION

8:30 - 8:40	**Welcome and Introduction**	**Paul Blalock**, VP - IR
8:40 - 9:30	**Executive Overview**	**Olivier Rabiller**, CEO
9:30 - 10:00	**Technology Overview**	**Craig Balis**, CTO
10:00 - 10:15	**Break**	
10:15 - 10:30	**Operational Overview**	**Thierry Mabru**, SVP - Integrated Supply Chain
10:30 - 11:15	**Financial Overview**	**Alessandro Gili**, CFO
11:15 - 11:30	**Conclusion and Key Takeaways**	**Olivier Rabiller**
11:30 - 12:30	**Q&A with Management Team**	
12:30 - 12:45	**Light Lunch**	
12:45 - 2:00	**Technology Demonstrations**	

Turbo Technology
Electric & Hybrid
Connected Vehicles

Copyrights © 2018 Garrett Motion Inc.

2

Today’s presenters YEARS IN PREVIOUS NAME SELECTED EXPERIENCE INDUSTRY EXPERIENCE Olivier Rabiller • Named President and CEO of Garrett in July 2016; joined in 2002 23 • Previously served at Renault in Customer Services, CEO Engine Project Management and Purchasing Craig Balis • Named VP and Chief Technology Officer in August 2014 20 • Previously served in Turbine Engine Engineering CTO in Honeywell Aerospace Thierry Mabru • Named VP Global Integrated Supply Chain in February 2013 SVP Integrated 26 • Previously served as a Director and a Business Leader in Supply Chain Honeywell Aerospace Alessandro Gili • Named CFO of Garrett in May 2018 18 • Previously CFO of Ferrari, including IPO and spinoff CFO from FCA in 2015-2016 Copyrights © 2018 Garrett Motion Inc. Successful and experienced management team

Executive Overview Olivier Rabiller—CEO

Garrett is a cutting-edge technology provider that enables vehicles to become safer, more connected, efficient and environmentally friendly. We lead the development of zinnovative and differentiated solutions which empower the transportation industry to redefine and further advance motion.

Garrett at a glance

Garrett
ADVANCING MOTION

$3.1B 2017 Revenue	**~7,500** Employees	**~70%** Workforce in High Growth Regions
$623M 2017 Consolidated EBITDA[1,2]	**~1,200** Engineers	**1,400+** Patents issued or pending
7% Organic Revenue growth YoY H1 2018[3]	**5** R&D centers	**~100M** Garrett turbos in use globally
20% H1 2018 Consolidated EBITDA Margin[1,4]	**13** Manufacturing plants	**40** OEMs served globally
30% 2017 Revenue in Asia	**75%+** of Capacity in High Growth Regions	**~100** New applications annually

[1] Consolidated EBITDA is a Non-GAAP financial measure; please refer to the Appendix for its definition and a reconciliation to Net Income and Adjusted EBITDA as presented in the Form 10
[2] Excludes Honeywell Indemnity Obligation payment; [3] Please refer to the Appendix for organic growth rates reconciled to the comparable GAAP financial measure
[4] Constant currency, excluding Honeywell Indemnity Obligation payment and FX impact

Copyrights © 2018 Garrett Motion Inc.

Proven foundation and strong performance

6

Key investment highlights 1. Global market leadership with accelerating macro tailwinds 2. Technology leadership and broad portfolio of products with breakthrough capabilities 3. Long-term co-development with global OEMs and a worldwide aftermarket platform 4. Best-in-class global manufacturing footprint with operational excellence and agility 5. Attractive financial profile Copyrights © 2018 Garrett Motion Inc. Well-positioned for medium and long-term profitable growth

1 Global market leadership with accelerating macro tailwinds A differentiated global leader 1 Net revenue Consolidated EBITDA ($mm) ($mm) Impact of $175mm % margin (excl. Honeywell Indemnity Obligation payment) $3,096 Honeywell Indemnity % margin (incl. Honeywell Indemnity Obligation payment) $2,908 $2,997 Obligation payment Constant $623 currency $499 $526 $1,792 $448 $1,547 $372 $351 $332 $324 $307 $284 $219 $244 20% 21% 17% 18% 20% 20% 14% 14% 16% 15% 11% 12% 2015 2016 2017 H1 2017 H1 2018 2015A 2016A 2017A H1 2017 H1 2018 H1 2018 H1’18 includes ~$40mm FX benefit Revenue by Geography Revenue by Product Line Revenue by Customer Other Aftermarket Others Aftermarket 8% 12% 12% United States Other 10% 29% Europe 14% Ford Commercial 3% 15% 48% Light Vehicle 52% Vehicle Diesel 4% 8% Volkswagen 30% Cust. H Cust. G 4% 8% Asia 22% 4% Cust. F 4% 5% Cust. A Light Vehicle Gas 4%4% Cust. E Cust. D Cust. B Cust. C Note: Revenue breakdowns based on 12/31/2017 financial data 1 Consolidated EBITDA is a Non-GAAP financial measure; please refer to the Appendix for its definition and a reconciliation to Net Income and Adjusted EBITDA as presented in the Form 10 2 Constant currency, excluding FX impact Copyrights © 2018 Garrett Motion Inc. Well-performing and diversified global business

1 Global market leadership with accelerating macro tailwinds Accelerating macro tailwinds fuel strong outlook Tougher Global CO2 Regulations Turbo Penetration Outlook mm units production per year (27%) (23%) 110 + 15mm (15%) (23%) New cars by 2025 100 Light Vehicle Production 1-2% CAGR 2017-2025 90 EU USA 80 + 24mm 70 61% Turbocharged cars by 2025 Turbo 2015 2020 2025 2015 2020 2025 60 Penetration: 5% CAGR 2017-2025 45% Turbo Production (30%) 50 40 + 30mm (27%) Hybrid cars by 2025 30 Hybrid Vehicle Production CONFIRMED TARGETS 30% CAGR 2017-2025 CHINA 20 PROPOSED TARGETS Battery Electric 10 Vehicle Production + 5mm 2015 2020 2025 0 Battery Electric cars by 2025 2017 2018 2019 2020 2021 2022 2023 2024 2025 30% CAGR 2017-2025 Source: Government reports Source: IHS • Converging global regulations driving higher turbo utilization and growth • Explosive growth in turbo penetration for hybrids from 17% in 2017 to 76% by 2025 Copyrights © 2018 Garrett Motion Inc. Industry production to add 24mm new turbos by 2025

1 Global market leadership with accelerating macro tailwinds Dynamic Market: Turbo adoption in all regions Turbocharger Production and Penetration by Region NORTH AMERICA EUROPE INDIA 7.0mm 9.3mm turbos 18.4mm 19.3mm turbos 2.5mm 3.7mm turbos 2022E 2017 2022E 50% 78% 44% +16% (2%) +2% 2017 2022E 2017 34% 76% 42% SOUTH AMERICA CHINA JAPAN 0.7mm 2.4mm turbos 14.5mm 24.7mm turbos 2.3mm 3.1mm turbos 2022E 2022E 2022E 48% 70% 32% +26% +23% +10% 2017 2017 2017 22% 47% 22% Note: Geographic breakdown represents vehicle production based on IHS, KGP, and PSR data Copyrights © 2018 Garrett Motion Inc. Global growth in turbocharger production

1 Global market leadership with accelerating macro tailwinds

Dynamic Market: Well-positioned in attractive channels

Garrett ADVANCING MOTION

Go-to-market Verticals

	CHANNEL	% OF REVENUE[1]	MARKET GROWTH	PLATFORM EXAMPLES	KEY TAKEAWAYS
CORE	LIGHT VEHICLE DIESEL	48%	→	 BMW X5	• Market leader with favorable platform mix • Well positioned in strongest market segments
CORE	LIGHT VEHICLE GASOLINE	22%	↑	 Ford Mustang	• Rapidly growing share and scale • Leading Variable Nozzle Turbine (VNT) technology
CORE	COMMERCIAL VEHICLE	15%	↗	 JCB DieselMax	• Long history of innovation in the market • Consistent leader with technology advantages
CORE	AFTERMARKET	12%	↗	 Garrett G25	• Stable aftermarket business with strong brand equity • Extensive and global distribution network
GROWTH	E-BOOSTING	3%	↑	 Honda Clarity	• High growth opportunity with E-Compressor and E-Turbo • Play in hydrogen fuel cell vehicles
GROWTH	CONNECTED VEHICLE	<1%	↑	Cyber Security Integrated Vehicle Health Management	• Well positioned to play in key areas of the future • Focused on areas with "right-to-play"

[1] Represents 2017 financials

Copyrights © 2018 Garrett Motion Inc.

Leading positions in key verticals

11

1 Global market leadership with accelerating macro tailwinds Diesel is a key powertrain technology for larger vehicles Diesel dynamic Diesel benefits TURBO DIESEL VEHICLE MARKET % OF GARRETT • Fuel economy improvement by up to MODEL EXAMPLES GROWTH DIESEL REVENUE 20% in larger vehicles • 10-15% less CO2 than LARGE 69% gasoline equivalent VEHICLES 94% • Higher torque for heavier vehicles and REVENUE increased towing capacity 25% Garrett advantages SEDANS • Limited exposure to small cars • Emission requirements driving higher 6% technology content SMALL CARS • Large opportunity for hybrids Copyrights © 2018 Garrett Motion Inc. Diesel remains essential for OEMs to meet CO targets for heavier vehicles 2

2 Technology leadership and broad portfolio of products with breakthrough capabilities

Technology: A long history of innovation

Garrett
ADVANCING MOTION

Milestones

1950's – 60's
- **1962:** 1st turbo for passenger car (Oldsmobile Jetfire)
- **1967:** Deere goes turbo, followed by the whole industry
- **1955:** 1st turbo for Caterpillar tractor

1990's
- **1998:** Launched Gen 2 VNT for VW/Audi diesel
- **1998:** 1st electric actuator for VNT
- **1995:** Gen 1 VNT for W/Audi
- **2000:** Double axle VNT DutyDrive introduced at DDC
- **1997:** 1st ball bearing turbo at Nissan Diesel

2000's
- **2008:** 1st turbo used on gas-hybrids for BMW
- **2008:** Gen 1 WG turbo
- **2009:** Gen 4 VNT for VW diesel
- **2006:** 1st Two Stage System for PSA
- **2004:** Gen 3 VNT for BMW diesel
- **2010:** DualBoost turbo with 2 stage compressor, Ford

TODAY
1,400+ Patents Issued or Pending

SOFTWARE
- **2018:** E-Turbo Boost controls production award
- **2018:** Proof of concepts of IVHM with several OEMs
- **2018:** Virtual EGR sensor production award
- **2018:** Collaboration with Aptiv, LGE, Lear for cyber software

ELECTRIFICATION
- **2016:** 1st fuel cell E-Compressor for Honda
- **2018:** 1st biz award E-Turbo passenger car

GASOLINE
- **2017:** Gen 3 WG turbo
- **2018:** Gen 4 WG turbo
- **2014:** Gen 2 WG turbo
- **2016:** Gen 1 Gas VNT for VW

DIESEL
- **2015:** 1st VNT/VNT two-stage for BMW
- **2017:** Gen 6 VNT
- **2011:** World-first ball bearing turbo for Daimler
- **2013:** Gen 5 VNT for EU6 cars

COMMERCIAL
- **2011:** Gen2 VNT DutyDrive at John Deere

Note: WG – Wastegate turbine (fixed geometry); VNT – Variable Nozzle Turbine; EVR – Exhaust gas recirculation; IVHM – Integrated Vehicle Health Management

Copyrights © 2018 Garrett Motion Inc.

Accelerating technology innovation
13

2 Technology leadership and broad portfolio of products with breakthrough capabilities Technology: Strategic roadmap Continuous differentiated innovation • 60+ years of technology leadership and product innovation CORE TURBO • Highly-engineered products deeply integrated with customers • Broadest portfolio across vehicle segments Next generation of technology leadership • Extending strong turbo foundation into electric boosting ELECTRIFICATION • Expanding portfolio for electrified vehicles & SOFTWARE • Differentiated software solutions for connected vehicles Advanced technology for new unmet customer needs PIPELINE • Novel solutions for electrified, connected and autonomous vehicles • Building on our strong customer intimacy and collaboration Copyrights © 2018 Garrett Motion Inc. At the forefront of value-added innovation

2 | Technology leadership and broad portfolio of products with breakthrough capabilities

Global scale and broad product portfolio

Garrett ADVANCING MOTION

	MANUFACTURER	LIGHT VEHICLE GAS	LIGHT VEHICLE DIESEL	COMMERCIAL VEHICLE	E-BOOSTING
MAJOR GLOBAL PLAYERS	Garrett Advancing Motion	Leader	Leader	Leader	Leader
	BorgWarner Turbo Systems	Leader	Leader	Participant	Leader
MEDIUM SIZE GLOBAL PLAYERS	IHI Turbochargers	Participant	Participant	Participant	Participant
	Mitsubishi	Participant	Participant	Participant	Participant
	Bosch Mahle	Participant	Participant	–	–
	Continental	Participant	–	–	Participant
	Cummins Turbo Technologies	–	–	Leader	Participant
LOCAL PLAYERS	VOFON, Hyundai WIA	Participant	Participant	Participant	–

● LEADER ● PARTICIPANT

Copyrights © 2018 Garrett Motion Inc.

Technology presence across all powertrain platforms

15

2 Technology leadership and broad portfolio of products with breakthrough capabilities

Comprehensive technology portfolio

Garrett
ADVANCING MOTION



PURE ICE
MILD-HYBRID (48V)
FULL-HYBRID
PLUG-IN HYBRID
BATTERY ELECTRIC
FUEL CELL ELECTRIC
Audi SQ7
Toyota Prius
Mitsubishi Outlander
Tesla Model S
Honda Clarity
CORE TURBOCHARGERS
Core product innovations
ELECTRIC BOOSTING
E-Turbo / E-Compressor
FC E-Compressor
CONNECTED VEHICLE
Vehicle monitoring software solutions (IVHM, cyber security)
PIPELINE
Electric vehicle traction drive, advanced controls, and more…

Note: ICE – Internal combustion engine; IVHM – Integrated vehicle health management; FC – Fuel cell

Copyrights © 2018 Garrett Motion Inc.

Leading position to benefit from electrification

16

3 Long-term co-development with global OEMs and a worldwide aftermarket platform

Global technology presence

Garrett
ADVANCING MOTION


WOLFSBURG
Germany
MUNICH
Germany
STUTTGART
Germany
PRAGUE
Czech Republic
THAON-LES-VOSGES
France
BRNO
Czech Republic
PEORIA
Illinois
PLYMOUTH
Michigan
BASILDON
UK
BUCHAREST
Romania
LAFAYETTE
Indiana
TURIN
Italy
TORRANCE
California
PARIS
France
KODAMA
Japan
ATLANTA
Georgia
SEOUL
Korea
PUNE
India
BANGALORE
India
SHANGHAI
China
SAO PAULO
Brazil
R&D center
"Close-to-Customer" engineering center
Software development center

5 R&D Centers

~1,200 Engineers

1,400+ Patents issued or pending

13 "Close-to-Customer" engineering centers

~100 Applications launched annually with 300 platforms being worked on at any given time

Copyrights © 2018 Garrett Motion Inc.

R&D and engineering close-to-customers

17

3 | Long-term co-development with global OEMs and a worldwide aftermarket platform

Customer Experience: Strong global relationships

Garrett ADVANCING MOTION

	PRE-DEVELOPMENT 4 YEARS	PRODUCT DEVELOPMENT 2 YEARS	VEHICLE PRODUCTION 3-5 YEARS	AFTERMARKET 10-15 YEARS
KEY ACTIVITIES	INNOVATION	CUSTOMIZATION	MANUFACTURING	REPLACEMENT
BENEFITS	New technology value assessment Early indication of technology trends	Early engagement and co-development	Limited resourcing risk Value Engineering opportunities	Revenue Stability Large Installed Base

- Serve nearly all OEMs
- Single supplier per engine
- High switching costs
- 20+ years for each engine

Long-term Customer Relationships

CAT	Volkswagen	Mercedes-Benz	RENAULT	BMW	CITROËN	Ford	HYUNDAI	WEICHAI Weifang Diesel
63 YEARS	40 YEARS	40 YEARS	38 YEARS	35 YEARS	33 YEARS	32 YEARS	30 YEARS	25 YEARS

Copyrights © 2018 Garrett Motion Inc.

Early engagement leads to long-term global business relationships

18

3 Long-term co-development with global OEMs and a worldwide aftermarket platform Early and broad customer engagement PRE-DEVELOPMENT PRODUCT DEVELOPMENT 4 YEARS 2 YEARS Start of Joint technology assessment Customized and qualified to customer needs Production OEMs Projects in Launches local & global development 40 300 100+ per year at any time Long-term view on technology trends Broadest portfolio of developments • We understand future powertrain needs and constantly • Unmatched launch and field experience adapt our innovation pipeline to stay ahead benefiting our customers • Innovation with customer growth and innovation extends • Go-to-partner for new technology beyond core turbo, to electrification and software developments technologies Copyrights © 2018 Garrett Motion Inc. Long-term understanding of technology trends | Unmatched breadth of applications

3 Long-term co-development with global OEMs and a worldwide aftermarket platform Strong revenue visibility supported by robust win rate Wins on key engine platforms OEM revenue visibility1 (% revenue awarded today for future years) 4% 1.0L to 1.5L 43 45%+ New business 38 13% Competitions won 9% Gasoline 2.0L 28 22 2015-2016-2017 Replacement Competition Garrett 24% ~55% 43 49 Competitions won 100% Diesel 2.0L & 3.0L Awarded 2015-2016-2017 87% Competition Garrett 63% 42 ~50% On Hwy 47 Competitions won Commercial 31 2015-2016-2017 Off Hwy 23 (bids >$5M life revenue) Competition Garrett 2018E 2020E 2022E Note: Future revenues represent best estimates from Garrett based on current market conditions and potential other factors. Actual results may differ materially. Please see “Forward Looking Statements.” 1 Based on 2017 Revenue Copyrights © 2018 Garrett Motion Inc.

3 | Long-term co-development with global OEMs and a worldwide aftermarket platform

Customer Experience: Local player in China and India

Garrett
ADVANCING MOTION

China Highlights

- Local market player since 1994
- End-to-end development capability
- 200+ engineering staff in China
- Strong position with local OEMs
- East-for-East product line, cost leadership



JMC YUSHENG
2.4L DIESEL



SGM WL
1.5L GASOLINE



SHANQI F3000 /
WEICHAI WP10-12

India Highlights

- Serve almost every OEM in region
- Manufacturing plant in Pune
- R&D center in Bangalore
- 10 applications per year



FORD FIGO
ASPIRE
1.5L DIESEL



TATA 1.2L
GASOLINE



JOHN DEERE
2.9L

China and India revenues


~2x
2016
2017
6/30/2018
2022E

- Strong in country management teams
- Local production for local customers
- 30% of 2017 revenue from Asia (incl. Japan and Korea)
- Expect business to nearly double in next 5 years

Note: Future revenues represent best estimates from Garrett based on current market conditions and other factors. Actual results may differ materially. Please see "Forward Looking Statements."

Copyrights © 2018 Garrett Motion Inc.

Long-established, leading presence in China and India

21

3 Long-term co-development with global OEMs and a worldwide aftermarket platform

Strong aftermarket platform with brand equity

Garrett
ADVANCING MOTION

Broad aftermarket product portfolio

ORIGINAL EQUIPMENT / INDEPENDENT AFTERMARKET



- Original supply ensuring emission compliance
- Distributors network

REMANUFACTURE



- Remanufacturing of OE design
- Economic alternative with no trade-off on quality / durability

RED BOOST



- Economic turbo for high growth regions, with good reliability
- Alternative to other Turbo original lines

PERFORMANCE & MOTORSPORTS



- Higher power, with reliability
- 50 years of racing support

#1 in global brand awareness

- **5,300+** Product References
- **~100M** Garrett Installed Base
- **5** Global Aftermarket Technical Support Centers
- **~100** New Product Introduction Launches Planned in 2018
- **83/100** Garrett IAM Net Promoter Score
- **160+** Third-Party Distributors Globally



Note: IAM – Independent aftermarket
Source: Garrett Management

Copyrights © 2018 Garrett Motion Inc.

Broad aftermarket portfolio serving a large installed base globally

22

4

Best-in-class global manufacturing footprint with operational excellence and agility

Integrated Supply Chain – A Global Operating System

Garrett
ADVANCING MOTION



WATERFORD
Ireland
CHEADLE
UK
PRESOV
Slovakia
THAON-LES-VOSGES
France
BUCHAREST
Romania
MEXICALI 1
Mexico
MEXICALI 2
Mexico
GUARULHOS
Brazil
PUNE
India
WUHAN
China
SHANGHAI
China
ANSAN
Korea
KODAMA
Japan

13 state-of-the-art manufacturing facilities

4,500 employees across **17** countries

100% of footprint at HOS Silver+ maturity level

75%+ of capacity in high growth regions

100+ manufacturing patents and trade secrets

50,000+ turbos / day | **40** turbos / min

400 global suppliers, **70%** in HGR

Copyrights © 2018 Garrett Motion Inc.

Global manufacturing presence | Close proximity to customers

23

5 Attractive financial profile Strong financial performance H1 2018 highlights • Organic revenue growth of 7% • Consolidated EBITDA margin of 20%1,2 • Consolidated EBITDA less Adj. capital expenditures3 conversion rate of 90%1,2,4 • Adj. capital expenditures3 ~2% of net revenues 1 Consolidated EBITDA is a Non-GAAP financial measure; please refer to the Appendix for its definition and a reconciliation to Net Income and Adjusted EBITDA as presented in the Form 10 2 Excludes Honeywell Indemnity Obligation payment and FX impact 3 Adj. capital expenditures is a Non-GAAP financial measure; please refer to the Appendix for its definition and a reconciliation to reported capital expenditures Copyrights © 2018 Garrett Motion Inc. 4 Defined as (Consolidated EBITDA less Adj. capital expenditures) / Consolidated EBITDA Consistent financial performance | Strong H1 2018

Garrett is a cutting-edge technology provider that enables vehicles to become safer, more connected, efficient and environmentally friendly • Differentiated technology / Broad innovative product portfolio • Best-in-class global manufacturing / Operational excellence / Low cost • Deep-seated customer relationship / Local player in HGRs Copyrights © 2018 Garrett Motion Inc. Significantly benefiting from accelerating industry trends

Garrett is emerging as an independent company from a position of strength “…the Turbo equity story is outstanding. This is a market leader that’s continuing to gain share, and that’s not me selling. That’s reality based on the kind of win rates that we are seeing in Turbo Technologies. And now you combine that with some of these new growth vectors that they’re pursuing, whether it be cyber or vehicle maintenance or e-turbos, it’s an absolutely outstanding franchise.” Darius Adamczyk, Chairman & CEO of Honeywell Copyrights © 2018 Garrett Motion Inc. Note: Turbo refers to Garrett

Technology Overview Craig Balis—CTO

2 Technology leadership and broad portfolio of products with breakthrough capabilities Technology at Garrett • Technology-driven growth, propelled by industry macros • Cutting edge technical solutions on turbo, electrification, and software • Strong customer collaboration which accelerates innovations to market Copyrights © 2018 Garrett Motion Inc. Technology-driven growth strategy

2 Technology leadership and broad portfolio of products with breakthrough capabilities Technology growth strategy • Strong global macros, turbo is a core enabling solution for OEMs CORE TURBO • Advanced technology that we have mastered and differentiated • Core turbo innovation and new content required by advanced powertrains • Hybrid and connected vehicles creating opportunities for new technologies ELECTRIFICATION • Developing differentiated solutions from cross-Honeywell incubators & SOFTWARE • E-Boosting, Cyber Security and Integrated Vehicle Health Management • Building on core competencies PIPELINE • Applying high speed motors and model-based controls to new challenges • Exciting new concepts pipeline in proof-of-concept with customers Copyrights © 2018 Garrett Motion Inc. Three stages of growth, fueled by technology

2 Technology leadership and broad portfolio of products with breakthrough capabilities Technology growth strategy • Strong global macros, turbo is a core enabling solution for OEMs CORE TURBO • Core turbo innovation required by advanced powertrains • Advanced technology that we have mastered and differentiated Copyrights © 2018 Garrett Motion Inc. Three stages of growth, fueled by technology

2 Technology leadership and broad portfolio of products with breakthrough capabilities

Turbocharging – technology at the cutting edge


Journal bearing clearance
~ 0.0004 inches of oil film…
… 7 times thinner than human hair
From 50,000 RPM to 200,000 RPM
in less than 2 seconds…
… 3 seconds for F-16 engine to spool up to maximum thrust
Average compressor flow
~ 20 cubic meters per minute…
… the capacity of a utility van
Rotor group rotating speed
can reach 350,000 revolutions per minute…
… B787 engines reach only 14,000 RPM
Wheels tip speed
~1,300 miles per hour . . .
. . . supersonic, more than
1.7 times the speed of sound
Turbine inlet temperature
Over 1,900 degrees Fahrenheit…
… window glass melts at 1,800 degrees Fahrenheit
Being shaken
at 25g vibration level…
… fighter jets can withstand ~14g

Copyrights © 2018 Garrett Motion Inc.

Jet engine technology under the hood of your car

31

2 Technology leadership and broad portfolio of products with breakthrough capabilities

Modern powertrains need a turbo

Garrett
ADVANCING MOTION

	REQUIRING...	NEW POWERTRAIN STRATEGIES...	ENABLED BY TURBO INNOVATIONS
ENVIRONMENTAL REGULATIONS	Improved fuel Economy	**Engine downsizing** Current & growing	High efficiency wastegate turbo
	Improved emissions		High temperature variable nozzle turbo
END USER NEEDS	Enhanced drivability	**New combustion strategies** Emerging	Complex 2 stage systems
	Better towing & load-hauling	**Hybridization** Emerging	Air on demand with E-Compressor and E-Turbo
			Electricity generation with E-Turbo

Copyrights © 2018 Garrett Motion Inc.

Turbo innovation required and enabling advanced powertrain strategies

32

2 Technology leadership and broad portfolio of products with breakthrough capabilities Example of gasoline powertain POWERTRAIN Naturally Downsized turbo Enhanced Hybrid EVOLUTION aspirated V6 3.0L 4 cylinder 2.3L combustion 4 cylinder 2.0L Increased performance (15%) CO2 (10%) CO (10%) CO2 2 Enabled by… WASTEGATE VARIABLE NOZZLE E-TURBO BOOSTING TECHNOLOGY INNOVATION + 30% to 50% $/vehicle + 50% to 100% $/vehicle START OF PRODUCTION: 2016 2021 Copyrights © 2018 Garrett Motion Inc. More turbo content required for advanced gasoline powertrains

2 Technology leadership and broad portfolio of products with breakthrough capabilities

Engineering footprint aligned with customers

Garrett
ADVANCING MOTION



STUTTGART
MUNICH
WOLFSBURG
Germany
THAON-LES-VOSGES
France
BRNO
Czech Republic
Basildon
UK
Bucharest
Romania
PEORIA
Illinois
Indianapolis
Indiana
PLYMOUTH
Michigan
TORRANCE
California
Paris
France
Prague
Czech Republic
Seoul
Korea
Tokyo
Japan
Turin
Italy
Atlanta
Georgia
Pune
India
SHANGHAI
China
BANGALORE
India
SAO PAOLO
Brazil
Close-to-Customer Engineering
End-to-end engineering Hub
Software Development Center

- Close-to-customer engineering support in all key geographies
- 5 engineering hubs with full end-to-end capabilities +3 specialized software hubs
- China & India:
  - 30% of total engineering resources
  - Full development ownership of local products fit for local markets

Copyrights © 2018 Garrett Motion Inc.

Unmatched global capability and reach 34

2 Technology leadership and broad portfolio of products with breakthrough capabilities Technology growth strategy • Hybrid and connected vehicles creating opportunities for new technologies ELECTRIFICATION • Developing differentiated solutions from cross-Honeywell incubators & SOFTWARE • E-Boosting, Cyber Security and Integrated Vehicle Health Management Copyrights © 2018 Garrett Motion Inc. Three stages of growth, fueled by technology

2 Technology leadership and broad portfolio of products with breakthrough capabilities

Turbocharging electrified powertrains

Garrett
ADVANCING MOTION



Mild-Hybrid (48V)
High Voltage Hybrid
Fuel Cell Electric
Audi SQ7
Mitsubishi Outlander
Honda Clarity
Core turbochargers
Electric Boosting
Base turbo
E-Turbo / E-Compressor
FC E-Compressor



mm units production per year
30
25
20
15
10
5
0
2017 2018 2019 2020 2021 2022 2023 2024 2025
Mild-Hybrid (48V)
High Voltage Hybrid
Battery Electric
Fuel Cell Electric
% in mix
>20%
~10%
> 5%
Emerging

- 76% hybrids powertrain turbocharged by 2025, 100% hydrogen fuel cell
- Full CO_2 potential unlocked with electric boosting
- Electric vehicle with hydrogen fuel cell requiring high performance E-Compressor

Note: ICE - Internal combustion engine; Source: IHS

Copyrights © 2018 Garrett Motion Inc.

Hybrids and hydrogen fuel cells powertrains opening new opportunities

36

2 Technology leadership and broad portfolio of products with breakthrough capabilities E-Boosting is a great fit with hybrids Two ways to use available electric power in a hybrid powertrain Two E-Boosting Solutions TO E-BOOSTING SYSTEM 10x ICE BOOTSTRAP EFFECT E-Compressor + Turbo • Paired with a turbo • Best vehicle dynamics 1KW ELECTRIC POWER E-Turbo • Integrated solution • Can generate electricity 10kW 1kW TRACTION TRACTION TO THE WHEELS Copyrights © 2018 Garrett Motion Inc. Step-change in fuel economy and performance with E-Boosting

2 Technology leadership and broad portfolio of products with breakthrough capabilities E-Boosting… expanding scope beyond turbo ADDITIONAL SOFTWARE CORE TURBO CONTENT E-BOOSTING CONTENT CONTENT HIGH SPEED BASE TURBO E-MOTOR ENGINE CONTROL MODULE CONTROLLER TURBO—+ + + E HIGH SPEED BASE TURBO E-COMPRESSOR ENGINE CONTROL MODULE ,, CONTROLLER BO TUR COMPRESSOR + + + + -E Core turbo Differentiated ,, high-speed motors Proprietary advanced GARRETT LEADERSHIP innovation and electronics model-based controls Copyrights © 2018 Garrett Motion Inc. High speed electric motors, power electronics and control software

2 Technology leadership and broad portfolio of products with breakthrough capabilities Hydrogen fuel cell electric vehicle opportunity Hydrogen fuel cell benefits Need high performance E-Compressor • Zero emission (electric traction) • Garrett in production since 2016 • Real life long range (500-600km) • Synergies with overall E-Boosting activities • Short refueling time (3-5 min) • Differentiated technologies (high speed motor & electronics, oil less bearing, • Small low cost battery system integration) Favorable government policies in Japan, China, Engaged in >10 projects with OEMs 1 EU, US CARB states 1 The US states that have adopted California standards Copyrights © 2018 Garrett Motion Inc. Well positioned to benefit from hydrogen fuel cell future launches

2 Technology leadership and broad portfolio of products with breakthrough capabilities Connected and autonomous vehicle opportunities MORE CONNECTED AND AUTONOMOUS VEHICLES OEM AND USER CHALLENGES GARRETT SOLUTIONS Global Light Vehicle Sales Mix 120% Industrial strength Safety and security Connected Cyber Security Vehicles 100% Reaching 100% 80% Reliability / assured 60% Autonomous Predictive maintenance functionality Vehicles 40% Level 2 and 3 20% Autonomous Vehicles Maximize asset 0% Smart diagnostic tools Level 4 and 5 up-Time 2018 2025 2030 Copyrights © 2018 Garrett Motion Inc. Differentiated offerings for emerging industry challenges

2 Technology leadership and broad portfolio of products with breakthrough capabilities Garrett vehicle monitoring offering INTEGRATED VEHICLE CYBER SECURITY HEALTH MANAGEMENT X-HONEYWELL INCUBATOR DECADES AEROSPACE EXPERIENCE • Automotive intrusion detection software • Failure prognostics • Security operations • Smart diagnostics center 5 year investment in software Built-up software team > 100 Developed proprietary technology capabilities engineers building blocks • Multiple pilots with customers • Several partnership with Tier 1’s Copyrights © 2018 Garrett Motion Inc. Incubated offerings engaged with customers

2 Technology leadership and broad portfolio of products with breakthrough capabilities Technology growth strategy • Building on core competencies PIPELINE • Applying high speed motors and model-based controls to new challenges • Exciting new concepts pipeline in Proof of Concept with customers Copyrights © 2018 Garrett Motion Inc. Three stages of growth, fueled by technology

2 Technology leadership and broad portfolio of products with breakthrough capabilities Leveraging Garrett capabilities for growth pipeline INNOVATION PIPELINE KEY COMPANY STRENGTHS • High speed rotation MECHANICAL • High precision • High temperature Electric Vehicle • traction drive • High speed motors ELECTRICAL • High speed controller • Advanced control • System integration software and analytics • Model-based anomaly detection • … and more SOFTWARE • Physics-based prognostics & diagnostics • Advanced multi-variate non-linear controls Copyrights © 2018 Garrett Motion Inc. Technology platforms feeding innovation pipeline

2 Technology leadership and broad portfolio of products with breakthrough capabilities Technology at Garrett • Technology-driven growth, propelled by industry macros • Cutting edge technical solutions on turbo, electrification, and software • Strong customer collaboration which accelerates innovations to market Copyrights © 2018 Garrett Motion Inc. Technology-driven growth strategy

Operational Overview Thierry Mabru—SVP Integrated Supply Chain

4 Best-in-class global manufacturing footprint with operational excellence and agility Differentiated integrated supply chain strategy • Highly differentiated manufacturing capability • Low cost—leading operating system • Advanced supply base management Copyrights © 2018 Garrett Motion Inc. Best-in-class performance | Global competitive advantage

4 Best-in-class global manufacturing footprint with operational excellence and agility

Integrated Supply Chain – A Global Operating System

Garrett
ADVANCING MOTION



WATERFORD
Ireland
CHEADLE
UK
PRESOV
Slovakia
THAON-LES-VOSGES
France
BUCHAREST
Romania
MEXICALI 1
Mexico
MEXICALI 2
Mexico
GUARULHOS
Brazil
PUNE
India
WUHAN
China
SHANGHAI
China
ANSAN
Korea
KODAMA
Japan

13 state-of-the-art manufacturing facilities

4,500 employees across **17** countries

100% of footprint at HOS Silver+ maturity level

75%+ of capacity in high growth regions

100+ manufacturing patents and trade secrets

50,000+ turbos / day | **40** turbos / min

400 global suppliers, **70%** in HGR

Copyrights © 2018 Garrett Motion Inc.

Global manufacturing presence | Close proximity to customers

47

4 Best-in-class global manufacturing footprint with operational excellence and agility Highly differentiated manufacturing Differentiated internal manufacturing technologies • Home-grown “Industry firsts” for high-speed electron-beam and laser welding • Proprietary super high speed balancing • atents and trade secrets Leverage supply base scale • Low vertical integration | >80% of costs sourced from suppliers • Optimized CAPEX and limited working capital and fixed cost Drive make vs. buy competition on strategic technologies • Selective investments in promising strategic technologies • Knowledge build up for effective design to cost and competitive sourcing • Only turbo player to operate high grade wheel foundry Copyrights © 2018 Garrett Motion Inc. Unique manufacturing strategy and global capabilities

4 Best-in-class global manufacturing footprint with operational excellence and agility Low cost – Leading operating system 75%+ of capacity in high growth regions • Closure of Italy in H1 2018 • Slovakia and China greenfields ramped up to full maturity in 5 years • Biggest Turbo factory in Bucharest, Romania Standardized manufacturing processes • Global engine programs sourced from multiple plants • Maximized flexibility and assets utilization • Resilience to industrial risks High-efficiency operations • Heavy contributor to Honeywell operating system (HOS) • Only Honeywell Business with 100% HOS Silver+ sites • Superior safety, quality and service performance • 100+ new product launches in production every year Copyrights © 2018 Garrett Motion Inc. Striving for lowest cost and best operational performance

4 Best-in-class global manufacturing footprint with operational excellence and agility Advanced supply base management Supplier’s Development and localization • 400+ global suppliers, 70% of spend in HGR • 20+ new suppliers developed in HGR over the last 3 years Driving Innovation at Suppliers • 10+ technology development exclusivity agreements in place • Development of Garrett proprietary materials • Ready for electrification (high-speed motors, electronics) Operational Excellence • Proprietary target costing tools and processes • Industry leading team of supplier development experts • Comprehensive supply base risk management Copyrights © 2018 Garrett Motion Inc. Supply base development as a competitive advantage

4 Best-in-class global manufacturing footprint with operational excellence and agility Driving to the lowest cost / highest performance • Global and scalable footprint, 75%+ in high growth regions • Make-vs-buy driven by technology differentiation and value retention • Comprehensive supply base management • Differentiated and stringent KPIs (safety, quality, delivery, inventory and cost) • Strong track record of continuous productivity – Driving for lowest cost Copyrights © 2018 Garrett Motion Inc. Driving best-in-class productivity and performance

FINANCIAL OVERVIEW Alessandro Gili—CFO

5 Attractive financial profile

Solid track record of consistent performance

Garrett
ADVANCING MOTION

Net revenue

($mm)



$2,908
$2,997
$3,096
+7% organic[2]
$1,547
$1,792
2015
2016
2017
H1 2017
H1 2018

Consolidated EBITDA[1]

($mm)



Impact of $175mm Honeywell Indemnity Obligation payment
% margin (excl. Honeywell Indemnity Obligation payment)
% margin (incl. Honeywell Indemnity Obligation payment)
Constant currency
$499
$324
17%
11%
$526
$351
18%
12%
$623
$448
20%
14%
+8% organic[2]
$307
$219
20%
14%
$372
$284
21%
16%
$332
$244
20%
15%
2015A
2016A
2017A
H1 2017
H1 2018
H1 2018
H1'18 includes ~$40mm FX benefit

Adj. capital expenditures[3]

($mm)



% of Net revenue
$77
3%
$91
3%
$97
3%
$24
2%
$33
2%
2015A
2016A
2017A
H1 2017
H1 2018

Consolidated EBITDA[1] – Adj. capital expenditures[3]

($mm), excluding Honeywell Indemnity Obligation payment



X% % (Consolidated EBITDA less Adj. capital expenditures) / Consolidated EBITDA
Constant currency
$422
85%
$435
83%
$526
84%
$283
92%
$339
91%
$299
90%
2015A
2016A
2017A
H1 2017
H1 2018

[1] Consolidated EBITDA is a Non-GAAP financial measure; please refer to the Appendix for its definition and a reconciliation to Net Income and Adjusted EBITDA as presented in the Form 10

[2] Constant currency, excluding FX impact

[3] Adj. capital expenditures is a Non-GAAP financial measure; please refer to the Appendix for its definition and a reconciliation to reported capital expenditures

Copyrights © 2018 Garrett Motion Inc.

Solid financial performance | Strong H1 2018

53

5 Attractive financial profile Revenue bridge: 2015 – 2017 ($mm) $3,096 $44 6% $2,997 ($93) $148 $117 ($21) ($7 ) (8%) 16% $2,908 23% (1%) (1%) 2015 Gasoline Diesel Commercial Vehicle, 2016 Gasoline Diesel Commercial Vehicle, 2017 Aftermarket, Aftermarket, Software Software & Other & Other 3% Organic growth 3% Organic growth Growth driven by gasoline +23% Growth mainly from commercial vehicles +16% Diesel impacted by industry dynamics Note: All growth in % are organic Copyrights © 2018 Garrett Motion Inc. Continued strong growth in gasoline and commercial vehicle

5 Attractive financial profile Revenue bridge: H1 2017 – H1 2018 ($mm) $1,792 $63 6% $57 (2%)1 $124 28% $1,547 H1 2017 Gasoline Diesel Commercial Vehicle, H1 2018 Aftermarket, Software & Other 28% Organic growth in gasoline (2%) Organic decline in diesel 6% Organic growth in commercial vehicles and new initiatives Note: All growth in % are organic Copyrights © 2018 Garrett Motion Inc. 1 Diesel Up 8% Reported, Down 2% Organic Strong H1 2018 with 7% organic growth

5 Attractive financial profile Strong revenue visibility OEM revenue visibility Takeaways ï,§ Near-term revenue nearly 100% booked (% revenue awarded today for future years)ï,§ 2022E awarded trends are consistent with 4% what the business has seen historically 13% New business 9%ï,§ 2022E awarded and replacement revenue in excess of 2018E revenueï,§ OEMs award one supplier per engine due to 24% Replacement high level of customization of turbochargersï,§ Revenue visibility further supported by resilient aftermarket revenue 100% 1 87% Revenue by Geography Awarded 63% Other 8% United States 10% Europe 52% 30% Asia 2018E 2020E 2022E Note: Future revenues represent best estimates from Garrett based on current market conditions and other factors. Actual results may differ materially. Please see “Forward Looking Statements.” 1 Based on 2017 Revenue Copyrights © 2018 Garrett Motion Inc. Awarded business makes up a significant portion of Garrett’s revenue

5 Attractive financial profile

Garrett has a well-positioned cost structure

Garrett
ADVANCING MOTION

Cost structure evolution

	Past	Today
% Variable cost structure	67%	80%
% Low-cost country footprint	42%	75%
% Low-cost country supply	45%	~70%
Working capital turns	12x	20x

Cost split by geography



19%
16%
65%
27%
15%
58%
Asia
Americas
EMEA
Past
Today

Takeaways

- Highly-variable cost structure to support the business through the cycle
- No large restructuring initiatives planned
- Low working capital needs
- Well-invested capacity base to support continued growth
- Honeywell Operating System drives operating excellence and embeds productivity in culture

Copyrights © 2018 Garrett Motion Inc.

Highly-variable cost structure insulates business through the cycle

57

5 Attractive financial profile Operating costs breakdown Operating costs ($mm, consistent with Form 10 figures) $2,745 $2,740 $2,532 Cost of good sold $1,573 (excl. R&D) 2,255 2,240 2,069 $1,367 1,298 1,103 59 68 R&D 110 110 121 SG&A 186 197 119 126 249 Other Expense 167 183 130 86 81 2015 2016 2017 H1 2017 H1 2018 Operating costs % of 87% 92% 89% 88% 88% net revenues Gross profit % 25% 21% 24% 25% 24% SG&A % of net 6% 7% 8% 8% 7% revenues R&D % of net revenues 4% 4% 4% 4% 4% Note: Increase in SG&A in 2017 is primarily driven by higher corporate allocations from Honeywell Copyrights © 2018 Garrett Motion Inc. Consistent gross margin | ~82% of total operating costs in cost of goods sold

5 Attractive financial profile

Superior margin and cash flow metrics

Garrett
ADVANCING MOTION

2017 Consolidated EBITDA Margin[1]


Garrett
Peers[4]
20%
14%
15%
(excl. Honeywell Indemnity Obligation)
(incl. Honeywell Indemnity Obligation)
Median

2017 Consolidated EBITDA less Adj. capital expenditures conversion[1,2,3]


Garrett
Peers[4]
84%
78%
56%
(excl. Honeywell Indemnity Obligation)
(incl. Honeywell Indemnity Obligation)
Median

[1] Consolidated EBITDA is a Non-GAAP financial measure; please see the Appendix for a more detailed definition and a reconciliation to Net Income and Adjusted EBITDA as presented in the Form 10; [2] Adj. capital expenditures is a Non-GAAP financial measure; please refer to the Appendix for its definition and a reconciliation to reported capital expenditures; [3] Defined as (Consolidated EBITDA – Adj. capital expenditures) / Consolidated EBITDA; please refer to the Appendix for a reconciliation; [4] Peers include BorgWarner, Delphi, Cummins, Continental, Denso, Valeo and Magna

Source: Garrett Management; Public filings

Copyrights © 2018 Garrett Motion Inc.

Focus on operational excellence driving sustainable margin premium

59

5 Attractive financial profile R&D and capital expenditure overview R&D Priorities Historical R&D Spending ($mm, consistent with Form 10 figures) $121 • Strong portfolio of patents, applications and trademarks $110 $110 • Ample research underway to support long-term product development • Long lead times with OEM collaboration 2015 2016 2017 • 30% of total engineering resources in China & India • Stable outlook (% revenue) Historical Capital Expenditures Capital Expenditure Priorities ($mm, consistent with Form 10 figures) • Ample capacity and technology for growth • No near-term need for additional plants $103 $84 7 Maintenance • Stable outlook (% revenue) for spending initiatives 9 7 Productivity $50 11 5 Supporting 7 89 65 volume growth 38 2015 2016 2017 Copyrights © 2018 Garrett Motion Inc. Stable R&D and capital spending to execute on our growth plans

5 Attractive financial profile Operating working capital breakdown Operating working capital ($mm, consistent with Form 10 figures) ($425) ($498) ($447) ($417) Trade receivables $745 $850 $567 $640 Inventory $136 $125 $188 $175 Trade payables ($685) ($736) ($860) ($891) Accrued liabilities ($435) ($476) ($571) ($559) 2015 2016 2017 H1 2018 Copyrights © 2018 Garrett Motion Inc. Structurally negative operating working capital

5 Attractive financial profile Balance sheet overview Garrett balance sheet (Form 10) Obligations payable to Honeywell (in $mm) Total Commentary • Impact of Indemnification and Reimbursement Agreement with Honeywell Honeywell • Represents 90% of Honeywell’s legacy Bendix asbestos Indemnification $1,364 liability; no actual transfer of liability to Garrett Obligation • Garrett will make payments to Honeywell capped at $175mm in respect of any year • Garrett’s share of Honeywell’s Mandatory Transition Tax related to US tax reform legislation Mandatory Transition $350 • Payable over 8 year period (same as other US corporates) Tax (MTT) • One-time tax on non-previously taxed foreign earnings, that allows Garrett to immediately repatriate cash to the US tax free • Accounting rule related to legacy federal, state and local tax contingencies Other $66 • ~50% related to matters resolved (with no payment) since the 6/30/18 with the remainder unlikely to result in future cash payments Source: Publicly filed Form 10 Copyrights © 2018 Garrett Motion Inc. Note: Figures may not exactly sum to totals due to rounding

5 Attractive financial profile Honeywell Indemnification Obligation Agreement mechanics Agreement Mechanics Financial Framework for Equity Holders • HON makes estimate at beginning of each • Indemnity payment similar to an annual year for annual payment “expense” • HON hedges to Euro’s-no FX risk to Garrett • Garrett pays  1⁄4 of the annual estimate amount each quarter (30 days after Q end) • Subordinate to proposed Garrett credit agreement; covenants exactly align • True-up in Q1 of following year for any excess or deficiency payment (credit or • Rating agencies have factored into ratings debit for next year’s amount) • Not more than $175mm in respect of any one year, plus any accrued payment • 30 year agreement; expires earlier if 3 amounts consecutive years of <$25mm paid • Likely upside-amounts paid decrease over • Garrett meets quarterly with HON counsel time to review case status and updates Not a contingent liability • Copyrights © 2018 Garrett Motion Inc.

5 Attractive financial profile

Targeted capital structure

Garrett ADVANCING MOTION

Sources and uses

Sources ($mm)	Amount
$500mm Multi-Currency RC Facility (undrawn at close)	$ -
New EUR Term Loan A	400
New Cross-Border Term Loan B[2]	750
New EUR Sr. Notes	510
Total Sources	**$1,660**

Uses ($mm)	Amount
Dividend to Honeywell	$1,628
Financing fees, OID and other expenses	32
Total Uses	**$1,660**

Pro forma capitalization

($mm)	PF 6/30/2018	xLTM 6/30/18 Consolidated EBITDA[3]
Cash[1]	$90	
$500mm Multi-Currency RC Facility (undrawn at close)	-	
New EUR Term Loan A	400	
New Cross-Border Term Loan B[2]	750	
Secured debt	**$1,150**	**~2.25x**
New EUR Sr. Notes	510	
Total debt	**$1,660**	**~3.25x**
LTM 6/30/18 Consolidated EBITDA[3]		**$513**

Note: All tranche sizes quoted in USD-equivalent

[1] Cash on balance sheet at close will be legacy Garrett cash left behind for working capital purposes

[2] Subject to minimum tranche size of $300mm

[3] Consolidated EBITDA is a Non-GAAP financial measure and is calculated as defined in our proposed Credit Agreement, which includes impact of Honeywell Indemnity Obligation and certain other adjustments; please see the Appendix for a more detailed definition and a reconciliation to Net Income and Adjusted EBITDA as presented in the Form 10

Copyrights © 2018 Garrett Motion Inc.

Target leverage with an attractive cash flow profile

64

5 Attractive financial profile

Financial goals through 2022

Garrett ADVANCING MOTION

Revenue growth targets	4–6% CAGR
Consolidated EBITDA[1] margin excluding I/O Payment	18–20% (excluding impact of Honeywell Indemnity Obligation payment)
Adj. capital expenditures[2]	3–3.5% of sales
Tax rate	~27%, improving through 2022
Liquidity	Maintain strong liquidity position – targeting $500mm Revolving Credit Facility
Target leverage	Targeting long-term gross leverage of ~2x
Dividends, buybacks, deleveraging	Deleveraging as primary focus; cash dividends and share repurchases considered subject to review and approval of the Garrett Board of Directors

Note: Achieving these stated financial goals involves risks and uncertainties; many factors could affect actual financial results and could cause actual results to differ materially from these stated financial goals. See "Forward Looking Statements."

[1] Consolidated EBITDA is a Non-GAAP financial measure; please refer to Appendix for its definition and a reconciliation to Net Income and Adjusted EBITDA as presented in the Form 10

[2] Adj. capital expenditures is a Non-GAAP financial measure; please refer to the Appendix for its definition and a reconciliation to reported capital expenditures

Copyrights © 2018 Garrett Motion Inc.

65

Conclusions & Key Takeaways Olivier Rabiller—CEOer

Extending growth into new technology domains ELECTRIC VEHICLE SAFETY-CRITICAL FUNCTIONS SOLUTIONS FOR AUTONOMOUS VEHICLE 2025 FUEL CELL E-COMPRESSOR Advanced bearings System integration SOFTWARE FOR VEHICLE ANOMALY DETECTION 2020 Model-based & advanced controls Integrated vehicle health management, cyber security TODAY E-BOOSTING High-speed motors Advanced electronics CORE TURBO INNOVATION High-speed turbo machinery High-temperature material Precision components Copyrights © 2018 Garrett Motion Inc. Innovating in core, long-term portfolio extension

Key Garrett priorities • Be supplier of choice for all global engine platforms GLOBAL MARKET LEADERSHIP WITH ACCELERATING MACRO • Leverage our strong position in high growth regions to overdrive local macros growth TAILWINDS • Keep optimizing our geographic and channel coverage in aftermarket TECHNOLOGY LEADERSHIP WITH • Provide leading solutions for increasing demand across all powertrain platforms BROAD PORTFOLIO OF PRODUCTS WITH BREAKTHROUGH • Extend our differentiated technology platforms to E-Boosting, Cyber Security, and CAPABILITIES Integrated Vehicle Health Management • Maintain strong customer intimacy with early engagement; including new growth vectors LONG-TERM CO-DEVELOPMENT WITH GLOBAL OEMS WORLDWIDE • Leverage local emerging technology trends AFTERMARKET PLATFORM • Keep expanding aftermarket products and service BEST-IN-CLASS GLOBAL • Further evolve HOS; drive to the lowest cost MANUFACTURING FOOTPRINT • Keep developing advanced manufacturing technology both in-house and at suppliers WITH OPERATIONAL EXCELLENCE AND AGILITY • Further optimize supply chain and working capital performance • Use strong cash flow generation to deleverage the company ATTRACTIVE FINANCIAL PROFILE • Keep improving financial performance in all key metrics Copyrights © 2018 Garrett Motion Inc. Robust strategy for medium and long-term profitable growth

Appendix

Internal Combustion Engines (ICE) & Hybrids are the most cost competitive powertrain BEV: $9.3K, 0g/mi CO2 ICE: $2.1K, 380 mile range, 220 g/mi CO2 Motor: $1000 T/M: $150 Electronics: $2200 Battery Pack: $6K Engine: $1000T/M: $350 Electronics: Exhaust: Fuel Tank: $150 $500 $80 Powertrain Cost BEV (2016) BEV (2025) PHEV (2016) PHEV (2025) ICE (gas) Battery Pack $6,000 $11,000 $2,000 $1,300 $0 Electric Range (mi) 80 miles 300 miles 30 miles 30 miles -IC Engine $0 $0 $600 $1,000 $1,000 Electric Motor $1,000 $900 $600 $540 $0 Others $2,350 $1,900 $2,200 $1,900 $1,100 Total Cost $9,300 $13,800 $5,400 $4,740 $2,100 Copyrights © 2018 Garrett Motion Inc. Source: UBS “Evidence Lab Electric Car Teardown” May 2017; Garrett data BEV: “Zero” emission but 3x to 6x cost of hybrid or pure ICE, limited range

Summary of Honeywell Indemnification Obligation What is the background? • Honeywell is transferring responsibility to Garrett for certain Transportation Systems liabilities in connection with the separation • The liabilities are comprised of asbestos liabilities, predominately Bendix, as well as some environmental liabilities • Bendix Corporation dates back to 1920s and historically sold brake pads that contained asbestos • Honeywell acquired Bendix through its merger with Allied Signal in 1999 and it became part of the TS business • Honeywell sold Bendix assets to Federal Mogul in 2014 and retained asbestos liabilities / claims • Today, Honeywell is a defendant in asbestos personal injury actions mainly related to legacy Bendix Friction Materials business Why create an Indemnity Agreement? • Garrett has entered into an indemnification agreement with Honeywell as a means to create an obligation for Garrett to pay annually while not transferring the actual legal obligation for the liability • Honeywell will retain legal obligation related to liability and continue to manage claims and administrative processes • In a given year, Garrett will not be responsible for more than $175mm payment, plus any accrued payment amounts in respect of any year, related to the indemnification agreement • Structure removes uncertainty for Garrett (i.e., payment cannot exceed cap plus accrued amounts), subordinates agreement to Garrett’s senior debt, and means Garrett can benefit from Honeywell’s administration infrastructure already in place • Honeywell will continue to be responsible for 10% of the Bendix payment and will therefore have incentives aligned with Garrett to minimize annual payments and effectively manage the settlement of claims as they have done historically Copyrights © 2018 Garrett Motion Inc.

Honeywell indemnity obligation liability overview Overview of Honeywell Indemnity Obligation liability and accounting treatment Honeywell ï,§ Bendix Corporation dates back to the 1920s and historically sold brake pads that contained asbestos Indemnity ï,§ Honeywell acquired Bendix through its merger with Allied Signal in 1999 Obligation ï,§ Honeywell sold Bendix assets to Federal Mogul in 2014 and retained asbestos liabilities / claims overviewï,§ Today, Honeywell is a defendant in asbestos personal injury actions mainly related to its legacy Bendix business ï,§ Upon spin, Garrett recognizes a liability to account for the contingent aspect of the indemnification and carries over Honeyw ell’s historical basis of the underlying obligation being indemnified (ASC 450, loss contingency is probable and reasonably estimab le)ï,§ As of June 30, 2018, the Company would have approximately $1,364mm of liability under the Indemnification and Balance Reimbursement Agreement sheetï,§ Based on the Indemnification Agreement, the liability will generally be recorded at 90% of Honeywell’s accrued liability for legacy Automotive Honeywell Indemnity Obligation Asbestos (net of insurance receivables) and Environmental accrual (net of insurance and certain other recoveries)ï,§ Quarterly meetings between Honeywell counsel managing liability and Garrett counsel to discuss claims experience ï,§ Garrett will generally record 90% of the Bendix asbestos claims and legal fees, less anticipated insurance receivables, and Income legacy environmental costs, less those recoveries described above, recorded by Honeywell, and adjusted for any payments not statement expected to be made because they exceed the $175mm capï,§ Garrett will record an operating cash outflow for amounts paid to Honeywell in respect of a given year not to exceed the Statement of $175mm cap plus any payment amounts, accruing if Garrett is subject to a specified event of default under certain cash flow indebtedness or is not compliant with certain financial covenants in certain indebtedness on a pro forma basis, provided these conditions are not continuing at this time of payment Tax treatmentï,§ Garrett’s indemnity payments to Honeywell will not be tax deductible by Garrett Copyrights © 2018 Garrett Motion Inc.

Consolidated EBITDA Walk: 2015 – 2016 ($mm) % of Net revenues 11.1% 17.2% 17.6% 11.7% $526 $499 (2) (8) (11) 1 11 36 (175) 175 $351 $324 Consolidated Indemnity Consolidated Volume Price/Prod’ty SG&A R&D Non-Recurring FX Impact Consolidated Indemnity Consolidated EBITDA 2015 Obligation EBITDA excl Mix/D&A EBITDA excl Obligation EBITDA 2016 I/O 2015 I/O 2016 Note: Consolidated EBITDA is a Non-GAAP financial measure; please refer to the Appendix for its definition and a reconciliation to Net Income and Adjusted EBITDA as presented in the Form 10 Copyrights © 2018 Garrett Motion Inc. 2016 Consolidated EBITDA growth mostly driven by volume

Consolidated EBITDA Walk: 2016 – 2017 ($mm) % of Net revenues 11.7% 17.6% 20.1% 14.5% $623 2 2 (12) 28 $526 37 (175) 40 $448 175 $351 Consolidated Indemnity Consolidated Volume Price/Prod’ty SG&A R&D Non-Recurring FX Impact Consolidated Indemnity Consolidated EBITDA 2016 Obligation EBITDA excl Mix/D&A EBITDA excl Obligation EBITDA 2017 I/O 2016 I/O 2017 Note: Consolidated EBITDA is a Non-GAAP financial measure; please refer to the Appendix for its definition and a reconciliation to Net Income and Adjusted EBITDA as presented in the Form 10 Copyrights © 2018 Garrett Motion Inc. Solid consolidated EBITDA growth

Consolidated EBITDA Walk: H1 2017 – H1 2018 ($mm) % of Net revenues 14.2% 19.8% 20.7% 15.8% $372 (8) (9) (88) $307 (8) -0 40 49 $284 88 $219 Consolidated Indemnity Consolidated Volume Price/Prod’ty SG&A R&D Non-Recurring FX Impact Consolidated Indemnity Consolidated EBITDA 2017 Obligation EBITDA excl Mix/D&A EBITDA excl Obligation EBITDA 2018 I/O 2017 I/O 2018 Note: Consolidated EBITDA is a Non-GAAP financial measure; please refer to the Appendix for its definition and a reconciliation to Net Income and Adjusted EBITDA as presented in the Form 10 Copyrights © 2018 Garrett Motion Inc. 21% Consolidated EBITDA growth excl. Indemnity Obligation and including FX impact

Consolidated EBITDA reconciliation Consolidated EBITDA reconciliation Commentary LTM $mm 2015 2016 2017 6/30/181 1H 2017 1H 2018 Inclusion of $175mm Honeywell Indemnity 1 Net income (loss) (GAAP) $254 $199 ($983) ($955) $180 $208 Obligation payment Plus: income taxes 114 51 1,349 1,353 8 12 Removal of FX hedging-related gains and losses Plus: Net interest expense (income) (8) (9) (6) (5) (4) (3) 2 and unrealized FX re-measurement gains included Plus: Depreciation & Amortization 64 59 64 70 30 36 in EBITDA EBITDA (Non-GAAP) $424 $300 $424 $463 $214 $253 Other operating expenses, net (asbestos and environmental expenses) 167 183 130 125 86 81 Incremental costs above corporate allocations 3 already included in Adjusted EBITDA based on Stock compensation expense 10 12 15 19 8 12 standalone cost assessment Repositioning charges 3 46 20 13 9 2 Non-operating (income) expense 10 3 1 (3)—(4) Represents the impact of the retrospective Adjusted EBITDA (Non-GAAP) included in Form 10 $614 $544 $590 $617 $317 $344 4 application of U.S. GAAP change for Revenue 1 Honeywell Indemnity Obligation payment (175) (175) (175) (175) (88) (88) Recognition (ASC 606) adopted by the Company (68) 18 (14) 30 (16) 28 beginning in 2018, where upfront payments to 2 FX Hedging (gain) / loss (net) customers are deferred and expensed over the 3 Estimated standalone costs (45) (45) 9 7 1 (1) estimated life of the customer contract 4 U.S. GAAP Change – Revenue Recognition 8 9 10 5 5—Other adjustments consists of non-recurring, non- 5 Other nonrecurring, non-cash expense (10)—28 29—1 5 cash charges primarily related to incremental freight Consolidated EBITDA (Non-GAAP) $324 $351 $448 $513 $219 $284 costs incurred as a result of transferring production Add: Honeywell Indemnity Obligation payment 175 175 175 175 88 88 across various European plants, non-US tax credits and bad debt expense Consolidated EBITDA (Non-GAAP, excl. Honeywell indemnity obligation) $499 $526 $623 $688 $307 $372 Consolidated EBITDA % margin (Non-GAAP, excl. Honeywell indemnity 17% 18% 20% 21% 20% 21% obligation) Note: Consolidated EBITDA is calculated in accordance with our proposed Credit Agreement and differs from EBITDA and Adjusted EBITDA as presented in the Form 10; We define “Consolidated EBITDA”, which is a Non-GAAP financial measure, as Adjusted EBITDA less the assumed cash paid for asbestos and environmental obligations subject to a cap (denominated in Euro) equal to $175mm, calculated by reference to the Distribution Date Currency Exchange Rate in respect of a year in accordance with the terms of the Indemnification and Reimbursement Agreement, plus the sum of hedging (gains) losses, the difference between our estimate of costs as a stand-alone company and historical allocated costs, the impact of the cumulative effect of the change in accounting principles, and one-time non-cash charges. Consolidated EBITDA is used as part of our calculations with respect to compliance with certain debt covenants included in our proposed credit agreement Copyrights © 2018 Garrett Motion Inc. 1 Represents last 12 months as of 6/30/2018

Calculation of Consolidated EBITDA Margin and Consolidated EBITDA less Adj. Capital Expenditures conversion

Garrett
ADVANCING MOTION

($mm)	6 months ended June 30, 2018	Constant currency 6 months ended June 30, 2018	6 months ended June 30, 2017	12 months ended December 31, 2017	12 months ended December 31, 2016	12 months ended December 31, 2015
Consolidated EBITDA (Non-GAAP)	$284	$244	$219	$448	$351	$324
÷ Net sales	$1,792	$1,659	$1,547	$3,096	$2,997	$2,908
Consolidated EBITDA margin (Non-GAAP)	16%	15%	14%	14%	12%	11%
Consolidated EBITDA excl. I/O payment (Non-GAAP)	$372	$332	$307	$623	$526	$499
Organic growth (%)		*8%*				
÷ Net sales	$1,792	$1,659	$1,547	$3,096	$2,997	$2,908
Consolidated EBITDA margin (Non-GAAP)	21%	20%	20%	20%	18%	17%
Consolidated EBITDA (Non-GAAP)	$284	$244	$219	$448	$351	$324
Adj. capital expenditures (Non-GAAP)	($33)	($33)	($24)	($97)	($91)	($77)
Consolidated EBITDA less Adj. capital expenditures (Non-GAAP)	$251	$211	$195	$351	$260	$247
÷ Consolidated EBITDA (Non-GAAP)	88%	86%	89%	78%	74%	76%
Consolidated EBITDA excl. I/O payment (Non-GAAP)	$372	$332	$307	$623	$526	$499
Adj. capital expenditures (Non-GAAP)	($33)	($33)	($24)	($97)	($91)	($77)
Consolidated EBITDA excl. I/O payment less Adj. capital expenditures (Non-GAAP)	$339	$299	$283	$526	$435	$422
÷ Consolidated EBITDA excl. I/O payment (Non-GAAP)	91%	90%	92%	84%	83%	85%
Net income (loss) (GAAP)	$208		$180	($983)	$199	$254
÷ Net sales	$1,792		$1,547	$3,096	$2,997	$2,908
Net income (loss) margin	12%		12%	(32%)	7%	9%

Note: Consolidated EBITDA is a Non-GAAP financial measure; please refer to the Appendix for its definition and a reconciliation to Net Income and Adjusted EBITDA as presented in the Form 10; Adj. capital expenditures is a Non-GAAP financial measure; please refer to the Appendix for its definition and a reconciliation to reported capital expenditures

We believe that Consolidated EBITDA less cash expenditures for property, plant and equipment is useful to investors and management as a measure of cash generated by business operations that will be used to repay scheduled debt maturities and can be used to invest in future growth through new business development activities or acquisitions, pay dividends, repurchase stock or repay debt obligations prior to their maturities. This metric can also be used to evaluate our ability to generate cash flow from business operations and the impact that this cash flow has on our liquidity.

Copyrights © 2018 Garrett Motion Inc.

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Adj. Capital Expenditures reconciliation Adj. capital expenditures reconciliation Commentary LTM 1H 1H $mm 2015 2016 2017 6/30/181 2017 2018 1 Relates to Garrett Property, Plant & Equipment Total Capital Expenditures (included in Form 10) $50 $84 $103 $116 $34 $47 1 Adjustments and changes in PPE related—(4) (6) (6) (13) (13) 2 Supplemental reconciled items to be reflected as Accounts Payable cash adjustment 3 2 Transfer in / out 3 3 6 2 5 1 3 Total transfers from Construction in Process (1) 2 (3) 0 (5) (2) 4 Large 2015 activity relates to upfront tooling contributions 4 Other 25 6 (3) (6) 3 0 Total Garrett adjusted capital expenditures (Non- $77 $91 $97 $106 $24 $33 GAAP) % of revenue 2.6% 3.0% 3.1% 3.2% 1.6% 1.8% 1 Represents last 12 months as of 6/30/2018 Copyrights © 2018 Garrett Motion Inc.

Reconciliation of Organic Sales % change 6 months ended 12 months ended 12 months ended Garrett June 30, 2018 December 31, 2017 December 31, 2016 Reported sales % change 16% 3% 3% Less: Foreign currency translation (9%) (1%) 0% Organic sales % change (Non-GAAP) 7% 3% 3% Gasoline Reported sales % change 39% 7% 23% Less: Foreign currency translation (11%) (0%) (1%) Organic sales % change (Non-GAAP) 28% 6% 23% Diesel Reported sales % change 8% (7%) (1%) Less: Foreign currency translation (10%) (1%) 0% Organic sales % change (Non-GAAP) (2%) (8%) (1%) Commercial vehicles and new initiatives Reported sales % change 12% 16% (1%) Less: Foreign currency translation (6%) (0%) 0% Organic sales % change (Non-GAAP) 6% 16% (1%) Note: We define organic sales percent as the year-over-year change in reported sales relative to the comparable period, excluding the impact on sales from foreign currency translation, acquisitions, net of divestitures and non-comparable impacts from adoption of the new revenue recognition standard. We believe this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends. We define organic sales as revenue at constant currency foreign exchange rates; Figures may not exactly sum to totals due to rounding Copyrights © 2018 Garrett Motion Inc.